UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 9, 2015

Dendreon Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35546	22-3203193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Union Street, Suite 4900, Seattle, Washington	98101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 369-8915

1301 2nd Avenue, Seattle, Washington 98101

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events – Settlement of Certain Litigation.

On November 6, 2014, Dendreon Corporation (the “Company”) entered into a stipulation to settle certain stockholder class action and derivative litigation, subject to court approval. On January 16, 2015, the Delaware Court of Chancery entered an order that, among other things, scheduled a hearing on the proposed settlement for March 30, 2015 at 2:00 p.m. in Wilmington, Delaware and directed that notice of that hearing be given to stockholders, including by the filing of a Current Report on Form 8-K (“Form 8-K”). On January 22, 2015, the Company filed a Form 8-K reporting those developments, but the Form 8-K failed to attach the Notice of Pendency of Settlement of Action (the “Notice”). A copy of the Notice is filed as Exhibit 99.1 hereto. A copy of the Stipulation of Settlement, and its exhibits, is filed as Exhibit 99.2 hereto and is available on the Company’s website at:

http://files.shareholder.com/downloads/DNDN/3283801063x0x804398/1AC8F43F-0DD4-4ED7-8964-10173437457E/0545_001.pdf.

Cautionary Statements Regarding the Chapter 11 Cases

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Company’s Chapter 11 cases will be highly speculative and will pose substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. The United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) has entered an order that places limitations on trading in the Company’s common stock, including options and certain other rights to acquire common stock, and certain instruments convertible into common stock, during the pendency of the bankruptcy proceedings.

A plan of liquidation will likely result in holders of the Company’s capital stock receiving no distribution on account of their interests and cancellation of their existing stock. If certain requirements of Chapter 11 of Title 11 of the United States Code are met, a Chapter 11 plan can be confirmed notwithstanding its rejection by the Company’s equity securityholders and notwithstanding the fact that such equity securityholders do not receive or retain any property on account of their equity interests under the plan. The purchase price paid in connection with the closing of the sale of substantially all of the Company’s assets (the “Sale Transaction”) to Drone Acquisition Sub Inc., a wholly-owned direct subsidiary of Valeant Pharmaceuticals International, Inc., does not exceed the Company’s prepetition obligations to creditors, and therefore subsequent liquidation under a Chapter 11 plan would provide no recovery for the Company’s equity securityholders.

Cautionary Statement Regarding Forward-Looking Statements

Certain information in this Current Report on Form 8-K and the exhibits attached hereto (collectively, this “Current Report”) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that are not statements of historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Current Report should be considered forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “predict,” “will,” “would,” “could,” “should,” “target” and similar expressions are often used to identify forward-looking statements. Actual results or events could differ materially from those indicated in forward-looking statements as a result of risks and uncertainties, including, among others, the potential adverse impact of the Chapter 11 cases on the Company’s liquidity or results of operations, changes in the Company’s ability to meet financial obligations during the Chapter 11 process or to maintain contracts that are critical to the Company’s wind-down of its affairs, the outcome or timing of the Chapter 11 process, the effect of the Chapter 11 cases or the Sale Transaction on the Company’s relationships with third parties, regulatory authorities and employees in connection with the Company’s wind-down of its affairs, proceedings that may be brought by third parties in connection with the Chapter 11 process, the ability of the Company to fund the wind-down of its affairs and the timing or amount of any distributions to the Company’s stakeholders. For a discussion of some of the additional risks and important factors that the Company believes could cause actual results or events to differ from the forward-looking statements that it makes, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results or events to differ from those contained in any forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report. Any forward-looking statements speak only as of the date of this Current Report. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information Regarding the Chapter 11 Cases

Information about the Chapter 11 process, as well as court filings and other documents related to the reorganization proceedings, is available through the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/dendreon or 844-794-3479. Information contained on, or that can be accessed through, such web site or the Bankruptcy Court’s web site is not part of this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1	Notice of Pendency of Settlement of Action, as approved by the Delaware Court of Chancery on January 16, 2015.

99.2	Stipulation of Compromise and Settlement, entered November 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

By:	/s/ Robert L. Crotty
	Name:	Robert L. Crotty
	Title:	President, General Counsel
and Secretary

Date: March 6, 2015

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Notice of Pendency of Settlement of Action, as approved by the Delaware Court of Chancery on January 16, 2015.

99.2	Stipulation of Compromise and Settlement, entered November 6, 2014.